UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 15, 2022
2seventy bio, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-40791	86-3658454
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street,			02142
Cambridge,	MA
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TSVT	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On March 15, 2022, 2seventy bio, Inc. (the “Company”) entered into share purchase agreements (the “Purchase Agreements”) with certain purchasers (the “Purchasers”).
Pursuant to the Purchase Agreements, the Purchasers agreed to subscribe for and purchase, and the Company agreed to issue and sell to the Purchasers, an aggregate of 13,934,427 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock” and the shares of Common Stock issued and sold pursuant to the Purchase Agreements, the “Shares”), for a purchase price of $12.20 per share, for aggregate gross proceeds to the Company of approximately $170 million, before deducting offering commissions and estimated offering expenses payable by the Company (the “Private Placement”).

The closing of the Private Placement is anticipated to occur on March 17, 2022 (the “Closing Date”), subject to the satisfaction of customary closing conditions. Pursuant to the Purchase Agreements, the Company shall not enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock and other securities, subject to customary exceptions, until the earlier of (a) June 13, 2022 and (b) the date on which all Shares issued and sold by the Company to the Purchasers (subject to certain exceptions) have been registered for resale pursuant to an effective registration statement in accordance with the terms of the Registration Rights Agreement, as defined below (the “Lock-Up Period”). At, and as a condition to, the closing of the Private Placement, the Company and the Purchasers will enter into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company will prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) within 45 calendar days following the Closing Date, and will use its reasonable best efforts to cause this registration statement to be declared effective by the SEC within 30 calendar days thereafter (or within 45 calendar days thereafter if the SEC reviews the registration statement). The Company will also agree among other things, to indemnify the Purchasers, their officers, directors, members, employees and agents, successors and assigns under the registration statement from certain liabilities and pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to the Company’s obligations under the Registration Rights Agreement. Additionally, at, and as a condition to, the closing of the Private Placement, the directors and executive officers of the Company will enter into agreements, in the form attached to the Purchase Agreements, not to dispose of any shares of Common Stock and other securities of the Company that they own during the Lock-Up Period, subject to customary exceptions (the “Lock-Up Agreements”).
The Private Placement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) of Regulation D promulgated by the SEC thereunder, as a transaction by an issuer not involving a public offering. The Purchasers have acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends have been affixed to the securities issued in this transaction.
The foregoing summaries of the Private Placement, the Purchase Agreements, the Registration Rights Agreement and the Lock-Up Agreements do not purport to be complete and are qualified in their entirety by reference to the form of Purchase Agreements (including the form of Lock-Up Agreement attached thereto) and form of Registration Rights Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 2.02    Results of Operations and Financial Condition.
On March 16, 2022, the Company issued a press release announcing the Private Placement. In such press release, the Company disclosed that the amount of cash, cash equivalents and marketable securities it had on hand as of December 31, 2021 was $362.2 million. This information is unaudited and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2021 and its results of operations for the twelve months ended December 31, 2021. The Company expects to announce its full results for the twelve months ended December 31, 2021 on or before March 31, 2022.

Item 3.02    Unregistered Sales of Equity Securities.
To the extent required by Item 3.02 of Form 8-K, the information regarding the Private Placement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The securities issued and sold in the Private Placement are being offered pursuant to Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D as promulgated by the SEC under the Securities Act. The Company relied on this exemption from registration for the Private Placement based in part on the representations made by the Purchasers, including the representations with respect to each Purchaser’s investment intent. The securities were not issued through any general solicitation or advertisement. A Form D filing will be made following the closing of the Private Placement in accordance with the requirements of Regulation D.
Item 7.01    Regulation FD Disclosure.
On March 16, 2022, the Company issued a press release announcing the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the expected closing of the Private Placement, anticipated proceeds from the Private Placement, and the Company’s plans to file a registration statement to register the resale of the Shares to be issued and sold in the Private Placement. The use of words such as “anticipate,” “believe,” “continue,” “could,” “endeavor,” “estimate,” “expect,” “anticipate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or “would” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. These and other risks and uncertainties are described in additional detail in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed December 1, 2021 and its other filings made with the SEC from time to time. Although the Company’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by the Company. As a result, you are cautioned not to rely on these forward-looking statements. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Form of Share Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	Press release issued by 2seventy bio, Inc. on March 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2022	2seventy bio, Inc.

	By:	/s/ Nick Leschly
Nick Leschly
Chief Executive Officer